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                                                                    EXHIBIT 24
                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     We, the undersigned directors of Wachovia Corporation (the "Corporation"), and each of us, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), our attorneys-in-fact and agents with full power of substitution for us and in our name, place and stead, in any and all capacities, to file a Registration Statement on Form S-8 or other applicable form, relating to one or more offerings of the Corporation's common stock pursuant to certain option agreements entered into between the Corporation and certain current or former officers and directors of The First National Bankshares of Henry County, Inc. or its subsidiaries, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we the undersigned have executed this Power of Attorney this the 29th day of March, 1996.


Leslie M. Baker, Jr.                                       Rufus C. Barkley, Jr.
- ---------------------------------------------------        --------------------------------------------------------------
Leslie M. Baker, Jr.                                       Rufus C. Barkley, Jr.


Crandall C. Bowles                                         John L. Clendenin
- ---------------------------------------------------        --------------------------------------------------------------
Crandall C. Bowles                                         John L. Clendenin


Lawrence M. Gressette, Jr.                                 Thomas K. Hearn, Jr.
- ---------------------------------------------------        --------------------------------------------------------------
Lawrence M. Gressette, Jr.                                 Thomas K. Hearn, Jr.


W. Hayne Hipp                                              Robert M. Holder, Jr.
- ---------------------------------------------------        --------------------------------------------------------------
W. Hayne Hipp                                              Robert M. Holder, Jr.


Donald R. Hughes                                           F. Kenneth Iverson
- ---------------------------------------------------        --------------------------------------------------------------
Donald R. Hughes                                           F. Kenneth Iverson


James W. Johnston                                          John G. Medlin, Jr.
- ---------------------------------------------------        --------------------------------------------------------------
James W. Johnston                                          John G. Medlin, Jr.


Wyndham Robertson                                          Herman J. Russell
- ---------------------------------------------------        --------------------------------------------------------------
Wyndham Robertson                                          Herman J. Russell


Sherwood H. Smith, Jr.                                     Charles McKenzie Taylor
- ---------------------------------------------------        --------------------------------------------------------------
Sherwood H. Smith, Jr.                                     Charles McKenzie Taylor

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